news release	Great Lakes Chemical Corporation
9025 North River Road, Suite 400
Indianapolis, IN 46240 USA

Telephone: (1) 317 715 3000
Facsimile: (1) 317 715 3060
www.greatlakes.com

FOR IMMEDIATE RELEASE (Issued March 11, 2004)

GREAT LAKES ANNOUNCES FILING OF 10-K WITH SEC

INDIANAPOLIS, INDIANA - Great Lakes Chemical Corporation (NYSE:GLK) today announced the filing of the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission. The 2003 audited results reported in the Form 10-K differ slightly from the unaudited 2003 results included in the Company’s press release on January 28, 2004. Minor adjustments relating to revenue recognition and certain accrued liabilities which arose after the issuance of the press release decreased net sales and costs of products sold by $1.8 million and $0.4 million, respectively and increased selling, general and administrative expenses by $0.2 million. This resulted in a decrease in income from continuing operations of $1.6 million for the full year and fourth quarter ended December 31, 2003. The impact on net income was $(1.1) million, or $(.02) per share, for these same periods ended December 31, 2003.

For the full year 2003, including the impact of the adjustments noted above, the Company reported net sales from continuing operations of $1,464.6 million, compared to $1,401.5 million reported for 2002. Income (loss) from continuing operations, before the cumulative effect of an accounting change in 2003, amounted to $(33.9) million, or $(.67) per share, versus $47.4 million, or $.94 per share, in 2002. Including the results of discontinued operations and the cumulative effect adjustment, Great Lakes reported a net loss for 2003 of $(51.4) million, or $(1.02) per share, compared to net income of $125.0 million, or $2.48 per share, for 2002.

For the fourth quarter 2003, including the impact of the adjustments noted above, the Company reported net sales from continuing operations of $338.6 million, compared to $327.4 million reported in the corresponding period in 2002. Great Lakes reported a loss from continuing operations of $(35.8) million, or $(.71) per share, for the fourth quarter 2003, compared to income of $6.5 million, or $.13 per share, for the fourth quarter of 2002. The loss from discontinued operations amounted to $(6.7) million, or $(.13) per share, in the fourth quarter of 2003. Including discontinued operations, Great Lakes reported a net loss for fourth quarter 2003 of $(42.5) million, or $(.84) per share, compared to $7.6 million, or $.15 per share, for the same period in 2002.

The Company’s presentation, in this press release, of adjusted income (loss) from continuing operations, which excludes asset impairments, restructuring charges, and certain other significant items, also reflects the impact of the adjustments noted above.

Forward Looking Statement and non-GAAP Financial Measurement

This press release contains forward-looking statements involving risks and uncertainties that affect the company’s expectations as discussed in Great Lakes Chemical Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, there is no assurance the company’s expectations will be realized.

- more -

This release also contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission, including adjusted operating income (loss) and adjusted income (loss) from continuing operations. Included with this release is a reconciliation of the differences between these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP.

# # #

Great Lakes Chemical Corporation is the world’s leading producer of certain specialty chemicals for such applications as water treatment, household cleaners, flame retardants, polymer stabilizers, fire suppression, and performance chemicals. The stock of the company is traded on the New York Stock Exchange (NYSE:GLK). For more information, please visit the Great Lakes web site at www.greatlakes.com.

Analyst contact: Jeff Potrzebowski +1 317 715 3027 / investorinfo@glcc.com

Media contact: Wendy Chance +1 317 715 3027 / wchance@glcc.com

Great Lakes Chemical Corporation and Subsidiaries Consolidated Statements of Operations (millions, except per share data)

	Three Months Ended December 31			Three Months Ended December 31
	2003		2003	2002		2002
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)
Net Sales	$ 338.6	$ -	$ 338.6	$ 327.4	$ -	$ 327.4
Operating Expenses
Costs of products sold	287.4	(18.0)	269.4	252.7	-	252.7
Selling, general and administrative expenses	67.5	(7.6)	59.9	51.7	-	51.7
Asset impairments	25.3	(25.3)	-	2.8	(2.8)	-

Total Operating Expenses	380.2	(50.9)	329.3	307.2	(2.8)	304.4

Operating Income (Loss)	(41.6)	50.9	9.3	20.2	2.8	23.0
Interest Income (Expense) - net	(6.0)	-	(6.0)	(5.8)	--	(5.8)
Other Income (Expense) - net	(4.3)	-	(4.3)	(5.0)	--	(5.0)

Income (Loss) from Continuing Operations
before Income Taxes	(51.9)	50.9	(1.0)	9.4	2.8	12.2
Income Taxes (Credits)	(16.1)	15.8	(0.3)	2.9	0.9	3.8

Income (Loss) from Continuing Operations	$ (35.8)	$ 35.1	$ (0.7)	$ 6.5	$ 1.9	$ 8.4

Discontinued Operations:
Income (Loss) from Discontinued Operations,
net of income taxes of $4.7 and $0.5,
respectively	$ (6.7)		$ (6.7)	$ 1.1		$ 1.1

Net Income (Loss)	$ (42.5)		$ (7.4)	$ 7.6		$ 9.5

Earnings (Loss) per Share - Basic and Diluted:
Income (Loss) from Continuing Operations	$ (0.71)		$ (0.01)	$ 0.13		$ 0.17

Income (Loss) from Discontinued Operations	(0.13)		(0.13)	0.02		0.02

Net Income (Loss)	$ (0.84)		$ (0.14)	$ 0.15		$ 0.19

Average Shares Outstanding:
Basic	50.6		50.6	50.2		50.2
Diluted	50.6		50.6	50.3		50.3

Great Lakes Chemical Corporation and Subsidiaries Consolidated Statements of Operations (continued)

Business Unit Results - Continuing Operations

	Three Months Ended December 31			Three Months Ended December 31
	2003		2003	2002		2002
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)
Net Sales to External Customers:
Polymer Additives	$ 191.8	$ -	$ 191.8	$ 194.7	$ -	$ 194.7
Specialty Products	119.6	-	119.6	99.6	-	99.6
Performance Chemicals	27.2	-	27.2	33.1	-	33.1
Corporate and Other	-	-	-	-	-	-

Net Sales	$ 338.6	$ -	$ 338.6	$ 327.4	$ -	$ 327.4

Operating Income (Loss):
Polymer Additives	$(36.5)	$42.3	$ 5.8	$ 9.7	$ 3.8	$ 13.5
Specialty Products	4.6	2.2	6.8	10.0	(1.0)	9.0
Performance Chemicals	4.9	0.1	5.0	7.5	-	7.5
Corporate and Other	(14.6)	6.3	(8.3)	(7.0)	-	(7.0)

Operating Income (Loss)	$(41.6)	$50.9	$ 9.3	$ 20.2	$ 2.8	$ 23.0

(A)	Asset impairments, restructuring charges and certain other significant items have been excluded from the Reported (GAAP basis) Consolidated Statements of Operations to provide Adjusted Consolidated Statements of Operations. The impacts of these excluded charges (credits) are summarized below.

	2003	2002
Asset impairments	$ 25.3	$ 2.8
Restructuring charges	15.1	-
Change in useful life of enterprise software (Corporate)	5.2	-
Joint venture contract settlement costs (Polymer Additives)	2.6	-
Pricing settlement - purchase contract (Polymer Additives)	1.4	-
External consulting fees - restructuring-related (Corporate)	0.8	-
Contract cancellation costs (Specialty Products)	-	(1.0)
Adjustments to restructuring reserves for charges taken in prior years	(0.1)	1.0
Other	0.6	-

Charges excluded from operating income (loss)	50.9	2.8
Income taxes (credits)	(15.8)	(0.9)

Total charges	$ 35.1	$ 1.9

Great Lakes Chemical Corporation and Subsidiaries Consolidated Statements of Operations (millions, except per share data)

	Twelve Months Ended December 31			Twelve Months Ended December 31
	2003		2003	2002		2002
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)
Net Sales	$ 1,464.6	$ -	$ 1,464.6	$ 1,401.5	$ -	$1,401.5
Operating Expenses
Costs of products sold	1,191.8	(28.6)	1,163.2	1,069.7	1.5	1,071.2
Selling, general and administrative expenses	256.0	(14.0)	242.0	214.6	0.4	215.0
Asset impairments	69.1	(69.1)	-	6.0	(6.0)	-

Total Operating Expenses	1,516.9	(111.7)	1,405.2	1,290.3	(4.1	1,286.2

Operating Income (Loss)	(52.3)	111.7	59.4	111.2	4.1	115.3
Interest Income (Expense) - net	(25.8)	-	(25.8)	(27.6)	-	(27.6)
Other Income (Expense) - net	(10.9)	(1.1)	(12.0)	(14.9)	(0.6	(15.5)
Income (Loss) from Continuing Operations
before Income Taxes and Cumulative

Effect of Accounting Change	(89.0)	110.6	21.6	68.7	3.5	72.2
Income Taxes (Credits)	(55.1)	61.8	6.7	21.3	1.1	22.4
Income (Loss) from Continuing Operations before

Cumulative Effect of Accounting Change	$ (33.9)	$ 48.8	$ 14.9	$ 47.4	$ 2.4	$ 49.8

Discontinued Operations:
Income (Loss) from Discontinued Operations,
net of income taxes of $1.5 and $49.5,
respectively	$ (14.2)		$ (14.2)	$ 77.6		$ 77.6

Income (Loss) before Cumulative Effect of
Accounting Change	$ (48.1)		$ 0.7	$ 125.0		$ 127.4

Cumulative Effect of Accounting Change,
net of income taxes	(3.3)		(3.3)	-		-

Net Income (Loss)	$ (51.4)		$ (2.6)	$ 125.0		$ 127.4

Earnings (Loss) per Share - Basic and Diluted:
Income (Loss) before Cumulative Effect of
Accounting Change
Continuing Operations	$ (0.67)		$ 0.30	$ 0.94		$ 0.99
Discontinued Operations	(0.28)		(0.28)	1.54		1.54

	(0.95)		0.02	2.48		2.53
Cumulative Effect of Accounting Change	(0.07)		(0.07)	-		-

Net Income (Loss)	$ (1.02)		$ (0.05)	$ 2.48		$ 2.53

Average Shares Outstanding:
Basic	50.4		50.4	50.2		50.2
Diluted	50.4		50.4	50.3		50.3

Great Lakes Chemical Corporation and Subsidiaries Consolidated Statements of Operations (continued)

Business Unit Results - Continuing Operations

	Twelve Months Ended December 31			Twelve Months Ended December 31
	2003		2003	2002		2002
	(GAAP Basis)	Charges (A)	(Adjusted)	(GAAP Basis)	Charges (A)	(Adjusted)
Net Sales to External Customers:
Polymer Additives	$ 749.8	$ -	$ 749.8	$ 745.5	$ -	$745.5
Specialty Products	611.9	-	611.9	543.0	-	543.0
Performance Chemicals	102.9	-	102.9	114.9	-	114.9
Corporate and Other	-	-	-	(1.9)	-	(1.9)

Net Sales	$ 1,464.6	$ -	$ 1,464.6	$ 1,401.5	$ -	$1,401.5

Operating Income (Loss):
Polymer Additives	$ (89.5)	$ 94.0	$ 4.5	$ 37.0	$ 5.4	$ 42.4
Specialty Products	72.7	4.2	76.9	83.1	(1.0	82.1
Performance Chemicals	13.8	1.7	15.5	26.6	-	26.6
Corporate and Other	(49.3)	11.8	(37.5)	(35.5)	(0.3	(35.8)

Operating Income (Loss)	$ (52.3)	$111.7	$ 59.4	$ 111.2	$ 4.1	$115.3

(A)	Asset impairments, restructuring charges and certain other significant items have been excluded from the Reported (GAAP basis) Consolidated Statements of Operations to provide Adjusted Consolidated Statements of Operations. The impacts of these excluded charges (credits) are summarized below.

	2003	2002
Asset impairments	$ 69.1	$ 6.0
Restructuring charges	28.7	-
Change in useful life of enterprise software (Corporate)	10.0	-
Litigation settlement (Performance Chemicals)	(3.1)	-
Joint venture contract settlement costs (Polymer Additives)	2.6
Pricing settlement - purchase contract (Polymer Additives)	1.4
Severance and lease costs (Specialty Products)	0.8	-
External consulting fees - restructuring related (Corporate)	0.8
Headquarter relocation (Specialty Products and Corporate)	0.5	-
Contract cancellation costs (Specialty Products)	-	(1.0)
Adjustments to restructuring reserves for charges taken in prior years	(0.1)	(0.9)
Other	1.0	-

Charges excluded from operating income (loss)	111.7	4.1

Litigation and other settlements	(1.1)	(2.7)
Impairments of non-productive assets	-	2.1

Total charges excluded from income (loss) from
continuing operations before income taxes	110.6	3.5

Income taxes (credits)	(34.3)	(1.1)
Income tax reserve release	(27.5)	-

Total charges	$ 48.8	$ 2.4

Great Lakes Chemical Corporation and Subsidiaries Consolidated Balance Sheets (millions)

	December 31, 2003	December 31, 2002
ASSETS
Cash and cash equivalents	$ 171.2	$ 259.1
Accounts and notes receivable	268.9	262.2
Inventories	260.2	252.2
Prepaid expenses	26.4	33.2
Deferred income taxes	4.1	6.4
Current assets held for sale from discontinued operations	29.6	44.2

Total current assets	760.4	857.3
Plant and equipment	1,294.0	1,325.8
Less allowances for depreciation, depletion and amortization	(723.9)	(704.2)

Net plant and equipment	570.1	621.6
Goodwill	205.7	143.6
Intangible assets	63.4	33.0
Investments in and advances to unconsolidated affiliates	22.5	27.2
Other assets	24.7	21.6
Deferred income taxes	46.4	3.5
Non-current assets held for sale from discontinued operations	-	20.1

	$ 1,693.2	$ 1,727.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$ 171.7	$ 165.9
Accrued expenses	132.4	117.0
Income taxes payable	71.9	108.3
Dividends payable	4.8	4.5
Notes payable and current portion of long-term debt	7.1	8.0
Current liabilities held for sale from discontinued operations	15.0	24.7

Total current liabilities	402.9	428.4

Long-term debt, less current portion	427.6	432.6
Other non-current liabilities	106.4	103.1
Non-current liabilities held for sale from discontinued operations	6.0	12.1
Minority interests	6.8	6.0
STOCKHOLDERS’ EQUITY
Common stock, $1 par value, authorized 200.0 shares, issued 73.0 shares	73.0	73.0
Additional paid-in capital	124.7	133.7
Retained earnings	1,612.9	1,682.7
Treasury stock, at cost, 22.4 and 22.8 shares for 2003 and 2002, respectively	(1,035.9)	(1,054.5)
Accumulated other comprehensive loss	(31.2)	(89.2)

Total stockholders’ equity	743.5	745.7

	1,693.2	1,727.9

Condensed Statements of Cash Flows (GAAP Basis) (millions)

	Twelve Months Ended December 31, 2003		Twelve Months Ended December 31, 2002
OPERATING ACTIVITIES
Net Income (Loss)	$(51.4)		$125.0
Adjustments to reconcile net income (loss) to net cash
provided by operating activities - continuing operations:
Income (loss) from discontinued operations	14.2		(77.6)
Cumulative effect of accounting change	3.3		-
Asset impairments	69.1		6.0
Income tax reserve release	(27.5)		-
Depreciation and depletion	88.9		76.7
Amortization of intangibles	5.8		3.4
Deferred income taxes	(41.3)		(2.8)
Effect of working capital changes, excluding cash and cash equivalents	19.5		(4.7)
Other operating activities, net	2.0		26.3

Net Cash Provided by Operating Activities - Continuing Operations	82.6		152.3

INVESTING ACTIVITIES
Plant and equipment additions	(62.7)		(64.8)
Business combinations, net of cash acquired	(105.7)		(11.1)
Other investing activities, net	3.5		(1.4)

Net Cash Used for Investing Activities - Continuing Operations	(164.	9)	(77.3)
FINANCING ACTIVITIES
Net repayments on borrowings	(4.2)		(81.6)
Cash dividends paid	(18.1)		(16.5)
Other financing activities, net	(1.8)		(3.8)

Net Cash Used for Financing Activities - Continuing Operations	(24.1)		(101.	9)
Effect of Exchange Rate Changes on Cash and
Cash Equivalents - Continuing Operations	9.2		9.3

Net Cash Used for Continuing Operations	(97.2)		(17.6)
Net Cash Provided by Discontinued Operations	9.3		221.2

(Decrease) Increase in Cash and Cash Equivalents	(87.9)		203.6
Cash and Cash Equivalents at Beginning of Year	259.1		55.5

Cash and Cash Equivalents at End of Year	$171.2		$259.1

Reconciliation of Free Cash Flow (1)	Nine Months Ended September 30, 2003	Twelve Months Ended December 31, 2003	Change During Fourth Quarter 2003
Net cash provided by operating activities
- continuing operations	$ 67.0	$ 82.6	$ 15.6
Plant and Equipment additions	(44.1)	(62.7)	(18.6)

Free Cash Flow - Continuing Operations	$ 22.9	$ 19.9	$(3.0)

Net cash provided by operating activities
- continuing operations	$ 76.0	$ 152.3	$ 76.3
Plant and Equipment additions	(47.9)	(64.8)	(16.9)

Free Cash Flow - Continuing Operations	$ 28.1	$ 87.5	$ 59.4

(1)	Defined as net cash (used for) provided by operating activities - continuing operations less plant and equipment additions